UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	One International Place, 40th Floor
New York, New York 10282	100 Oliver Street
Boston, MA 02110

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	November 30, 2016

MLP Energy Infrastructure Fund

Goldman Sachs MLP Energy Infrastructure Fund

TABLE OF CONTENTS

Investment Process	1

Portfolio Management Discussion and Performance Summaries	2

Schedule of Investments	12

Financial Statements	13

Financial Highlights	16

Notes to Financial Statements	18

Report of Independent Registered Accounting Firm	30

Other Information	31

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

What Differentiates Goldman Sachs’ MLP Energy Infrastructure Fund Investment Process?

With a quality-oriented approach, the MLP Energy Infrastructure Fund seeks total return through current income and capital appreciation. We have an experienced investment team integrated within Goldman Sachs Asset Management, L.P. (“GSAM”), allowing us to leverage franchise expertise and risk framework across multiple asset classes. We invest primarily in Master Limited Partnerships (“MLPs”), or similar structures, that own energy infrastructure assets.

∎	To capture the full energy chain, we analyze energy production and user trends that ultimately impact energy infrastructure.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we establish the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 12 years of investment experience.

∎	Ability to leverage energy related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

PORTFOLIO RESULTS

Goldman Sachs MLP Energy Infrastructure Fund

Investment Objective And Principal Strategy

The Fund seeks total return through current income and capital appreciation. The Fund, under normal circumstances, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in energy infrastructure master limited partnership (“MLP”) investments. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units issued by MLP affiliates; “C” corporations that hold significant interests in MLPs; private investments in public equities (“PIPEs”) issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs. Energy infrastructure MLPs own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related equipment or services. The Fund’s MLP investments may be of any capitalization size.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Energy Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 10.23%, 9.49%, 10.92%, 10.69% and 10.18%, respectively. These returns compare to the 9.26% average annual total return of the Alerian MLP Index (the “Alerian Index”). The Alerian Index is a leading measure of energy master limited partnerships (“MLPs”).[1]

Q	How did energy master limited partnerships (“MLPs”) overall perform during the Reporting Period?

A	During the Reporting Period, energy MLPs, as represented by the Alerian Index, advanced on a total return basis. In addition, the Alerian Index (+9.26%) outperformed the S&P 500® Index (+8.05%) but underperformed the AMEX Energy Select Sector Index (+12.85%).[2] The Alerian Index underperformed utilities (+14.36%) and outperformed real estate investment trusts (“REITs”) (+5.35%), as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index, respectively.[3] (All index returns are presented on a total return basis.)

Commodity prices overall were volatile during the Reporting Period, as market participants dealt with a global oversupply of crude oil and rising global inventory levels. These factors contributed to West Texas Intermediate (“WTI”) crude oil prices falling sharply to a 12-year low of $26.21 a barrel on February 11, 2016.[4] Prices subsequently rebounded, ending the Reporting Period at $49.44 a barrel, a gain of 88.6% from the February 2016 low and an increase of 18.7% for the

[1]	Source: Alerian. The Alerian Index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

[2]	The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market. The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products.

[3]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index Series is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors.

[4]	Source: Bloomberg.

PORTFOLIO RESULTS

Reporting Period as a whole.[5] Crude oil oversupply was driven largely by the unprecedented growth of U.S. shale production during the previous several years, as well as by the Organization of Petroleum Exporting Countries (“OPEC”) abandoning its traditional role as an oil-market balancer in favor of maintaining market share. During the second half of the Reporting Period, the amount of crude oil oversupply started to diminish as continued demand growth, coupled with stagnating production resulting from capital expenditure cuts, reduced the pace of inventory increases. Also helping to reduce crude oil oversupply were temporary supply disruptions, such as a Kuwaiti oil-worker strike, Canadian wildfires and militant attacks on critical energy infrastructure in Nigeria. Additionally, on November 30, 2016, OPEC announced a historic production cut, saying it intended to reduce crude oil production by approximately 1.2 million barrels per day.[6] Notably, OPEC negotiated an agreement with non-OPEC countries to coordinate production cuts across non-member states, such as Russia, though details were not finalized at the end of the Reporting Period. Overall, the OPEC production cut was well received by the markets, as evidenced by a 9.3% rally in WTI crude oil prices on November 30, 2016.[5]

Like crude oil, natural gas and natural gas liquids (“NGLs”) experienced price volatility during the Reporting Period. Natural gas prices reached a 17-year low of $1.64 per million British thermal units (“MMbtu”) on March 3, 2016 before rallying more than 100% to finish the Reporting Period at $3.35 per MMbtu.[5] NGL composite[7] prices (which include liquid petroleum gases, such as propane and butane) followed a similar trend, rallying 81.2% between their low on January 19, 2016 and the end of the Reporting Period.[5] Calendar year 2016 through November 30 was historic for natural gas, with the first international exports of U.S. liquefied natural gas (“LNG”) occurring in the first half of the year and a 20% year-over-year increase in overall U.S. natural gas exports, which was driven by overseas LNG exports and pipeline exports to Mexico.[8]

Energy MLP unit prices and WTI crude oil prices were closely correlated during the Reporting Period, which had a negative impact on energy MLP performance when WTI crude oil prices dropped and a positive impact when they rose. During the first few months of the Reporting Period, this close correlation, along with a downturn in energy MLP performance, seemed largely the result of declining production volumes, deteriorating access to capital markets and investor concerns about contract counterparty bankruptcy risk. Both WTI crude oil prices and the Alerian Index bottomed on February 11, 2016, rebounding 88.6% and 57.8%, respectively, by the end of the Reporting Period.[5] As WTI crude oil prices rallied, energy companies’ access to the capital markets started to recover, helping energy MLPs and their contract counterparties address issues related to their balance sheets and their funding needs.

The performance of individual energy MLPs was varied during the Reporting Period, with the dispersion in returns widening as the slump in commodity prices shifted investors’ focus from traditional energy MLP metrics, such as yield and distribution growth, to enterprise value (“EV”)/EBITDA[9] multiples. Energy MLPs that could provide high distribution growth were relative underperformers, a reversal in the historical outperformance of high distribution growth names. Additionally, as investors and energy MLP management teams reacted to a new market environment of potentially lower-for-longer commodity prices, an increased emphasis was placed on geographic footprint, leading to the outperformance of energy MLPs with exposure to preferred basins. Lastly, the U.S. presidential election took place toward the end of the Reporting Period, and energy MLPs rallied on this result, as investors appeared to believe the new administration would take more support stance on energy and infrastructure development.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As volatility in the commodity markets increased, the dispersion of individual stock returns, security selection and the overall macro environment drove the Fund’s performance during the Reporting Period. Volatility was generally magnified in names that had greater exposure to

[5]	Source: Bloomberg.

[6]	Source: Organization of Petroleum Exporting Countries.

[7]	NGL composite is made up of 35% ethane, 33% propane, 11% butane, 6% iso-butane and 15% natural gasoline. (Natural gasoline is a type of natural gas that becomes liquid at normal atmospheric pressure.)

[8]	Source: U.S. Energy Information Administration, based on year- over-year export data as of November 30, 2016.

[9]	Enterprise value is the market value of debt, common equity and preferred equity minus the value of cash. EBITDA is earnings before interest, taxes, depreciation and amortization. Enterprise value/EBITDA is a financial ratio that measures a company’s value.

PORTFOLIO RESULTS

commodities, making them the worst performers during the commodity price downturn and the best performers during the subsequent recovery.

In terms of its exposures, the Fund benefited from its positioning in the NGLs infrastructure subsector as well as the diversified midstream[10] subsector.[11] Within these subsectors, the Fund held what we considered to be high quality companies well positioned to benefit from exposure to basins which, in our view, had the most attractive well economics, potentially leading to stronger production volumes. Conversely, the Fund was hurt by overweight positions in the general partner subsector, a subset of the energy infrastructure sector that is comprised of publicly traded MLP general partners. A general partnership is the controlling entity of an MLP and typically owns a small equity position as well as incentive distribution rights. Incentive distribution rights allow the general partner to receive an incrementally larger percentage of the MLP’s total distributions as the MLP grows the distribution past certain targets. Consequently, general partners have the potential to grow at much faster rates than their underlying MLPs. On the other hand, they are more susceptible to negative performance if an underlying MLP cuts distribution. This is what happened during the downturn in commodity prices, leading to the underperformance of the general partner subsector. For the Reporting Period overall, it was the Fund’s only subsector that generated negative returns. However, these results were offset somewhat during the recovery in commodity prices when the general partner subsector performed exceptionally well.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund’s investments in Targa Resources Corp.; Plains All American Pipeline LP; and Williams Partners, LP added to its relative returns.

Targa Resources Corp. (TRGP) was a top contributor during the Reporting Period. TRGP, through its subsidiaries, operates natural gas and NGL midstream assets. TRGP was a notable contributor due to its substantial exposure to commodity prices, which rallied strongly after declining during the first few months of the Reporting Period. The company’s exposure to the Permian Basin, one of the fastest growing basins in the U.S., also helped performance. The Fund continued to hold TRGP at the end of the Reporting Period.

Another positive contributor to the Fund’s relative performance was Plains All American Pipeline LP (PAA). PAA is primarily involved in intrastate crude oil pipeline transportation and terminalling storage activities as well as crude oil gathering. Because PAA is focused mostly on crude oil, it has significant exposure to crude oil prices, which recovered sharply after the downturn earlier in the Reporting Period, bolstering the Fund’s returns. In addition, PAA and its general partner Plains GP Holdings (PAGP) announced a simplification transaction aimed at reducing the burden on PAA of PAGP’s incentive distribution rights, which were weighing on PAA’s cost of capital. The market responded well to the simplified corporate structure, further contributing to PAA’s gains. At the end of the Reporting Period, the Fund maintained a position in PAA.

The Fund also benefited from an investment in Williams Partners LP (WPZ), which owns and operates natural gas gathering systems and other midstream assets with exposure to most major basins in the U.S. WPZ performed well during the Reporting Period as commodity prices recovered and earlier fears about bankruptcy concerns at one of the MLP’s largest counterparties eased. The Fund continued to hold a position in WPZ at the end of the Reporting Period.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund was hampered relative to the Alerian Index by its positions in MPLX LP; Tallgrass Energy GP LP; and Energy Transfer Equity, LP.

MPLX LP (MPLX), which operates and develops crude oil and refined products pipelines and other midstream assets, was a top detractor from the Fund’s performance. MPLX underperformed as management reduced distribution growth guidance, citing weaker production volumes. We added to the Fund’s position during the Reporting Period because of our positive views on MPLX’s valuation.

Another detractor from the Fund’s relative performance was Tallgrass Energy GP LP (TEGP). TEGP is a holding

[10]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[11]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Index.

PORTFOLIO RESULTS

company that owns, operates and develops midstream energy assets in North America through its underlying MLP, Tallgrass Energy Partners LP (TEP). As the general partner of TEP with incentive distribution rights, TEGP receives an incrementally larger percentage of the underlying MLP’s cash flow as the MLP grows its distribution above certain thresholds. As a result of this dynamic, fears about a distribution cut at TEP disproportionately affected TEGP’s performance. We eliminated the Fund’s holding in TEGP during the MLP market downturn as part of our efforts to reposition the Fund more conservatively such that at the end of the Reporting Period, the Fund no longer held TEGP.

The Fund was also hampered by its investment in Energy Transfer Equity, LP (ETE), which is the publicly traded general partner to several underlying MLPs, including Energy Transfer Partners (ETP) and Sunoco Logistics Partners LP (SXL). The company is well diversified across different areas of the energy infrastructure industry, including gathering and processing, pipelines and retail distribution. ETE detracted from the Fund’s relative performance during the Reporting Period largely because the Fund sold the position at an unfavorable time. The Fund subsequently repurchased the investment due to our positive views on its valuation as it terminated merger talks with Williams Companies (WMB). The Fund continued to hold ETE at the end of the Reporting Period.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in PAA. As mentioned previously, PAA is primarily involved in intrastate crude oil pipeline transportation and terminalling storage activities as well as crude oil gathering. In our view, PAA has underutilized assets with crude oil exposure in the Permian Basin, which we think could provide operating leverage during a recovery in crude oil prices. We consider the Permian Basin one of the fastest growing basins in the U.S.

Another purchase made during the Reporting Period was WPZ, which, as mentioned previously, owns and operates natural gas gathering systems and other midstream assets with exposure to most major basins in the U.S. The Fund established a position in WPZ because we believed the security was inexpensively valued, especially as concerns over counterparty risks eased during the recovery in commodity prices.

A notable sale was Tesoro Logistics LP (TLLP), which operates crude oil gathering systems and refined products terminals and storage. We had made the investment earlier in the Reporting Period when it seemed likely, in our view, that TLLP’s refining logistics assets would benefit from increased consumer demand for refined products due to low commodity prices. However, as commodity prices rebounded, we eliminated the Fund’s position in favor of energy infrastructure assets with more exposure to production volumes.

Also during the Reporting Period, we exited the Fund’s position in Genesis Energy LP (GEL), which operates crude oil gathering and pipeline operations. The Fund sold the position as GEL’s operations became more challenged by weakness in crude oil production, due in part to supply disruptions caused by Canadian wildfires.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund employed written call options on a limited basis in an effort to generate income. The use of call options did not have a meaningful impact on the Fund’s performance during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the U.S. is well positioned in the global energy landscape, with growth potential across energy commodities. In our view, the U.S. midstream space is one of the most compelling areas in which to invest as it stands to benefit, we believe, from long-term secular growth trends in U.S. commodity volumes.

In terms of crude oil, we expect the market to become structurally balanced in 2017, driven by ongoing demand growth and slowing global supply growth. More specifically, we expect demand to continue to increase at an annual pace of approximately one million barrels per day, driven by greater consumption in developing economies, and we believe global supply growth will likely be more moderate than in the past. The lack of large upstream[12] capital expenditures outside of the U.S. has reduced the number of

[12]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

PORTFOLIO RESULTS

new crude oil projects, which is unlikely, in our opinion, to be enough to offset natural decline rates[13] on existing production. Consistent with the views of the U.S. Energy Information Administration (EIA), we expect U.S. shale production to grow in 2017. We note that U.S. rig counts, a leading indicator of production, are up approximately 50% at the end of the Reporting Period from their lows in May 2016.[14] We expect U.S. shale production to be a significant source of new supply, as U.S. shale project lead times are typically much shorter than those elsewhere in the world. Given that U.S. shale production remains, in our view, the fast-cycle source of supply, we believe it will grow during the next several years to meet rising global demand and in response to natural decline rates. The U.S. EIA forecasts a compound annual growth rate of 3% for U.S. crude oil production overall between 2016 and 2020.[15] Additionally, OPEC’s announced production cuts may accelerate the crude oil markets’ transition from oversupply to undersupply, which could, in our view, lead to more rapid rebounds in WTI crude oil prices and U.S. production growth than investors expect.

Beyond crude oil, we remain constructive on natural gas and NGLs, as we believe there continues to be strong secular demand growth underpinned by multiple demand channels. We expect an ongoing tailwind for natural gas demand from U.S. electricity generators given that plants are increasingly fueled by natural gas rather than coal. In addition, we believe export demand should continue to grow, as exports to Mexico have nearly doubled in the last two years and LNG exports, which began in early 2016, should grow rapidly during the next several years, in our view. We also expect

[13]	The natural decline rate is the decline in oil and gas production that takes place over a period of time without taking into account an increase in production resulting from enhanced oil recovery techniques.
[14]	Source: Baker Hughes.
[15]	Source: U.S. Energy Information Administration.

growth in the petrochemical market to boost demand for U.S.-produced NGLs since new petrochemical processing plants are anticipated to come online in the next few years.

Overall, our view of the energy MLP sector was more positive at the end of the Reporting Period than it was at the beginning given our belief that higher commodity prices are likely to drive future U.S. production growth. As U.S. production continues to grow across energy commodities, we believe energy MLPs will benefit as increased volumes equate to increased cash flow. An additional tailwind for the sector may be an acceleration in merger and acquisition activity, driven by consolidation and simplification transactions.[16] Consolidation transactions may be attractive for companies seeking to gain access to faster-growing basins, such as the Permian Basin for crude oil and the Marcellus and Utica Basins for natural gas. Simplification transactions could be viable for general partners that have underlying energy MLPs with relatively higher costs of capital. Such transactions could make the limited partnership’s cost of capital more competitive, enabling more accretive growth to limited partnership unit holders.

In terms of distribution growth, we grew more positive about the outlook during the Reporting Period as energy MLPs took action to strengthen their balance sheets and coverage ratios.[17] At the end of the Reporting Period, the 12-month weighted average of consensus estimates for the distribution growth of Alerian Index constituents was 6%,[18] which is in line with our long-term distribution growth estimates. However, we believe select companies may be capable of delivering more than 20% distribution growth and for there to be a wide dispersion in distribution growth within the energy MLP universe.

[16]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.
[17]	Coverage ratio is a measure of a company’s ability to fulfill its financial obligations.
[18]	Source: Bloomberg.

PORTFOLIO RESULTS

Regarding valuations, the energy infrastructure sector has historically been measured by the spread (or yield differential) between energy MLPs and 10-year U.S. Treasury notes. At the end of the Reporting Period, this spread was 5.1%, which is more attractive in our view than the historical average of 4.0%. In terms of estimated EV/EBITDA, the energy MLP sector traded at approximately 11.7x at the close of the Reporting Period, less than the average of 12.4x after the 2008-2009 financial crisis. Also, compared to other income-producing equities at the end of the Reporting Period, energy MLPs traded at a premium of 2.3x relative to utilities stocks (compared to the historical average premium of 3.3x) and at a discount of 5.1x to REITs (compared to the historical average discount of 3.5x).[19] In our view, energy MLPs should continue to trade at a premium to utilities because they offer tax advantages that utilities do not.

[19]	Source: Bloomberg, Wells Fargo. Forward year EV/EBITDA estimates.

FUND BASICS

Goldman Sachs MLP Energy Infrastructure Fund

as of November 30, 2016

PERFORMANCE REVIEW
December 1, 2015– November 30, 2016	Fund Total Return (based on NAV)[1]	Alerian Index[2]
Class A	10.23%	9.26%
Class C	9.49	9.26
Institutional	10.92	9.26
Class IR	10.69	9.26
Class R	10.18	9.26

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Alerian Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The Alerian Index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Alerian Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/16	One Year	Since Inception	Inception Date
Class A	8.87%	-2.59%	3/28/13
Class C	13.23	-1.72	3/28/13
Institutional	15.64	-0.61	3/28/13
Class IR	15.41	-0.73	3/28/13
Class R	14.80	-1.24	3/28/13

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the contingent deferred sales charge for Class C Shares (1% if shares are redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	Total Annual Fund Operating Expenses
Class A	1.43%	1.44%
Class C	2.18	2.19
Institutional	1.03	1.04
Class IR	1.18	1.19
Class R	1.70	1.71

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least March 30, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval. A deferred tax benefit of 1.80% is not included in the amounts reported in the table above.

TOP TEN HOLDINGS AS OF 11/30/16[5]
Holding	% of Net Assets	Line of Business
Enterprise Products Partners LP	7.5%	Diversified Midstream
Magellan Midstream Partners LP	6.6	Liquids, Pipelines & Terminalling
Targa Resources Corp.	6.5	General Partner
Plains All American Pipeline LP	6.3	Liquids, Pipelines & Terminalling
The Williams Cos., Inc.	5.1	General Partner
Energy Transfer Equity LP	4.9	General Partner
MPLX LP	4.7	Liquids, Pipelines & Terminalling
Williams Partners LP	4.0	Diversified Midstream
Buckeye Partners LP	3.8	Liquids, Pipelines & Terminalling
Energy Transfer Partners LP	3.7	Diversified Midstream

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Index.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Performance Summary

November 30, 2016

The following graph shows the value, as of November 30, 2016, of a $1,000,000 investment made on March 28, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Alerian MLP Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

MLP Energy Infrastructure Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from March 28, 2013 through November 30, 2016.

Average Annual Total Return through November 30, 2016	One Year	Since Inception
Class A (Commenced March 28, 2013)
Excluding sales charges	10.23%	-1.29%
Including sales charges	4.23%	-2.79%

Class C (Commenced March 28, 2013)
Excluding contingent deferred sales charges	9.49%	-2.00%
Including contingent deferred sales charges	8.42%	-2.00%

Institutional (Commenced March 28, 2013)	10.92%	-0.86%

Class IR (Commenced March 28, 2013)	10.69%	-1.01%

Class R (Commenced March 28, 2013)	10.18%	-1.50%

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments

November 30, 2016

Shares	Description	Value

Common Stocks – 99.4%
Diversified Midstream – 21.0%
95,778	Diamondback Energy, Inc.*	$10,329,657
1,178,715	Enbridge, Inc.	49,577,457
2,538,571	Energy Transfer Partners LP	89,154,614
6,989,043	Enterprise Products Partners LP	181,225,885
2,404,535	Kinder Morgan, Inc.	53,380,677
810,313	Noble Midstream Partners LP*(a)	25,986,738
2,664,495	Williams Partners LP	97,254,067

		506,909,095

Exploration and Production – 3.9%
1,484,583	Archrock Partners LP	23,664,253
182,103	Continental Resources, Inc.*	10,563,795
595,391	Marathon Oil Corp.	10,752,761
267,626	Parsley Energy, Inc. Class A*	10,209,932
887,294	RSP Permian, Inc.*	39,617,677

		94,808,418

General Partner – 30.3%
1,447,985	Cheniere Energy, Inc.*	59,164,667
6,893,307	Energy Transfer Equity LP	117,393,018
1,944,272	EQT GP Holdings LP	48,023,518
1,054,860	ONEOK, Inc.	57,943,460
1,378,314	Plains GP Holdings LP Class A	48,461,520
1,454,711	SemGroup Corp. Class A	52,442,332
403,287	Spectra Energy Corp.	16,514,603
2,958,684	Targa Resources Corp.	157,668,270
3,984,288	The Williams Cos., Inc.	122,317,642
1,156,679	TransCanada Corp.	51,948,518

		731,877,548

Liquids, Pipelines & Terminalling – 31.8%
1,430,938	Buckeye Partners LP	92,066,551
2,305,008	Magellan Midstream Partners LP	159,621,804
3,436,360	MPLX LP	112,884,426
1,292,067	Phillips 66 Partners LP	58,310,984
4,625,430	Plains All American Pipeline LP	152,407,919
1,910,630	Shell Midstream Partners LP	52,695,175
3,505,188	Sunoco Logistics Partners LP	83,037,904
1,405,127	Valero Energy Partners LP	56,795,233

		767,819,996

Natural Gas and NGL Infrastructure – 11.9%
2,411,676	Antero Midstream Partners LP	67,936,913
1,032,053	EQT Midstream Partners LP	75,577,241
915,511	ONEOK Partners LP	38,268,360
3,004,474	Rice Midstream Partners LP	64,746,415
231,981	Rice Midstream Partners LP (PIPE)(b)	4,707,266
625,675	Western Gas Partners LP	35,707,272

		286,943,467

Common Stocks – (continued)
Other* – 0.5%
284,266	Emerge Energy Services LP	3,667,031
505,061	Smart Sand, Inc.	6,904,184

		10,571,215

TOTAL COMMON STOCKS – 99.4%
(Cost $2,145,382,935)		$2,398,929,739

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		15,678,770

NET ASSETS – 100.0%		$2,414,608,509

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Restricted securities represent approximately 0.2% of net assets as of November 30, 2016. See additional details below:

Restricted Security	Acquisition Date	Cost
Rice Midstream Partners LP (PIPE)	09/29/2016	$4,987,592

Investment Abbreviations:
GP	—General Partnership
LP	—Limited Partnership
PIPE	—Private Investment in Public Equity

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Assets and Liabilities

November 30, 2016

Assets:
Investments of unaffiliated issuers, at value (cost $2,124,428,047)	$2,372,943,001
Investments of affiliated issuers, at value (cost $20,954,888)	25,986,738
Cash	16,615,255
Receivables:
Current taxes	6,352,110
Fund shares sold	4,612,013
Dividends	812,305
Foreign tax reclaims	299,391
Receivable from Investment Adviser	93,857
Prepaid state and local income taxes	18,079
Other assets	4,929
Total assets	2,427,737,678

Liabilities:
Payables:
Fund shares redeemed	8,966,493
Management fees	1,805,749
Investments purchased	1,500,339
Distribution and service fees and transfer agent fees	340,609
Accrued expenses	515,979
Total liabilities	13,129,169

Net Assets:
Paid-in capital	2,966,907,491
Distributions in excess of net investment loss, net of taxes	(43,059,014)
Accumulated net realized loss, net of income taxes	(762,749,872)
Net unrealized gain, net of taxes	253,509,904
NET ASSETS	$2,414,608,509
Net Assets:
Class A	$289,688,636
Class C	170,575,170
Institutional	1,830,613,640
Class IR	121,705,396
Class R	2,025,667
Total Net Assets	$2,414,608,509
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	36,741,586
Class C	22,285,333
Institutional	228,378,236
Class IR	15,268,781
Class R	259,517
Net asset value, offering and redemption price per share:(a)
Class A	$7.88
Class C	7.65
Institutional	8.02
Class IR	7.97
Class R	7.81

(a)	Maximum public offering price per share is $8.34. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Operations

For the Fiscal Year Ended November 30, 2016

Investment income:
Dividends (net of tax withholding of $300,581)	$133,604,347
Dividends — affiliated issuers	57,578
Less: Return of Capital on Dividends	(125,058,692)
Total investment income	8,603,233

Expenses:
Management fees	19,401,843
Distribution and Service fees(a)	2,330,014
Transfer Agency fees(a)	1,639,529
Franchise tax expense	278,849
Professional fees	252,762
Registration fees	243,062
Printing and mailing costs	177,743
Custody, accounting and administrative services	155,043
Trustee fees	21,860
Other	240,685
Total operating expenses, before income taxes	24,741,390
Less — expense reductions	(42,376)
Net operating expenses, before income taxes	24,699,014
NET INVESTMENT LOSS, BEFORE TAXES	(16,095,781)
Current and deferred tax benefit/(expense)(b)	—
NET INVESTMENT LOSS, NET OF INCOME TAXES	(16,095,781)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(356,765,298)
Investments — affiliated issuers	2,014,459
Foreign currency transactions	117,500
Current and deferred tax benefit/(expense)(b)	—
Net change in unrealized gain on:
Investments — unaffiliated issuers	611,443,992
Investments — affiliated issuers	22,947,763
Foreign currency translation	404
Deferred tax benefit/(expense)(b)	—
Net realized and unrealized gain, net of income taxes	279,758,820
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$263,663,039

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$703,556	$1,617,950	$8,508	$534,703	$307,410	$602,811	$191,372	$3,233

(b)	Any tax benefit was fully offset by a 100% valuation allowance recorded as of November 30, 2016.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended November 30, 2016	For the Fiscal Year Ended November 30, 2015
From operations:
Net investment loss, net of income taxes	$(16,095,781)	$(7,211,938)
Net realized loss, net of income taxes	(354,633,339)	(442,720,992)
Net change in unrealized gain (loss), net of income taxes	634,392,159	(423,816,161)
Net increase (decrease) in net assets resulting from operations	263,663,039	(873,749,091)

Distributions to shareholders:
From capital
Class A Shares	(18,238,926)	(20,466,377)
Class C Shares	(10,724,380)	(11,331,574)
Institutional Shares	(97,790,942)	(70,394,348)
Class IR Shares	(6,501,584)	(6,431,628)
Class R Shares	(113,559)	(26,341)
Total distributions to shareholders	(133,369,391)	(108,650,268)

From share transactions:
Proceeds from sales of shares	1,440,215,872	1,690,469,105
Reinvestment of distributions	130,132,811	107,490,030
Cost of shares redeemed	(1,074,372,651)	(1,575,166,588)
Net increase in net assets resulting from share transactions	495,976,032	222,792,547
TOTAL INCREASE (DECREASE)	626,269,680	(759,606,812)

Net assets:
Beginning of year	1,788,338,829	2,547,945,641
End of year	$2,414,608,509	$1,788,338,829
Distributions in excess of net investment loss, net of income taxes	$(43,059,014)	$(26,963,233)

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From return of capital	Total distributions
FOR THE FISCAL YEARS ENDED NOVEMBER 30,
2016 - A	$7.62	$(0.06)	$0.80	$0.74	$—	$(0.48)	$(0.48)
2016 - C	7.46	(0.12)	0.79	0.67	—	(0.48)	(0.48)
2016 - Institutional	7.70	(0.05)	0.85	0.80	—	(0.48)	(0.48)
2016 - IR	7.67	(0.04)	0.82	0.78	—	(0.48)	(0.48)
2016 - R	7.56	(0.09)	0.82	0.73	—	(0.48)	(0.48)
2015 - A	11.98	(0.05)	(3.82)	(3.87)	—	(0.49)	(0.49)
2015 - C	11.83	(0.12)	(3.76)	(3.88)	—	(0.49)	(0.49)
2015 - Institutional	12.06	(0.01)	(3.86)	(3.87)	—	(0.49)	(0.49)
2015 - IR	12.04	(0.03)	(3.85)	(3.88)	—	(0.49)	(0.49)
2015 - R	11.93	0.18	(4.06)	(3.88)	—	(0.49)	(0.49)
2014 - A	10.81	(0.08)	1.75	1.67	(0.12)	(0.38)	(0.50)
2014 - C	10.76	(0.15)	1.72	1.57	(0.12)	(0.38)	(0.50)
2014 - Institutional	10.84	(0.01)	1.73	1.72	(0.12)	(0.38)	(0.50)
2014 - IR	10.83	(0.02)	1.73	1.71	(0.12)	(0.38)	(0.50)
2014 - R	10.79	(0.11)	1.75	1.64	(0.12)	(0.38)	(0.50)

FOR THE PERIOD ENDED NOVEMBER 30,
2013 - A(f)	10.00	(0.07)	1.27	1.20	—	(0.39)	(0.39)
2013 - C(f)	10.00	(0.06)	1.21	1.15	—	(0.39)	(0.39)
2013 - Institutional(f)	10.00	(0.01)	1.24	1.23	—	(0.39)	(0.39)
2013 - IR(f)	10.00	(0.05)	1.27	1.22	—	(0.39)	(0.39)
2013 - R(f)	10.00	(0.06)	1.24	1.18	—	(0.39)	(0.39)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	A current and deferred tax estimate for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Commenced operations on March 28, 2013.
(g)	Annualized with the exception of tax expenses.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

			Ratio of Expenses to Average Net Assets										Ratio of Investment Income (Loss) to Average Net Assets
Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	After expense reimbursements and tax (benefit)/ expense(c)		Before expense reimbursements and after tax (benefit)/ expense(c)		Net of expense reimbursements and before tax (benefit)/ expense		Before expense reimbursements and tax (benefit)/ expense		After expense reimbursements and tax benefit/ (expense)(d)		Net of expense reimbursements and before tax benefit/ (expense)		Before expense reimbursements and tax benefit/ (expense)		Portfolio turnover rate(e)

$7.88	10.23%	$289,689	1.45%		1.45%		1.45%		1.45%		(0.87)%		(0.87)%		(0.88)%		104%
7.65	9.49	170,575	2.20		2.21		2.20		2.21		(1.63)		(1.63)		(1.63)		104
8.02	10.92	1,830,614	1.05		1.05		1.05		1.05		(0.69)		(0.69)		(0.69)		104
7.97	10.69	121,705	1.20		1.20		1.20		1.20		(0.60)		(0.60)		(0.61)		104
7.81	10.18	2,026	1.70		1.70		1.70		1.70		(1.23)		(1.23)		(1.24)		104
7.62	(33.27)	292,686	(0.38)		(0.38)		1.42		1.42		(0.57)		(0.53)		(0.54)		96
7.46	(33.79)	173,427	0.37		0.38		2.17		2.18		(1.27)		(1.23)		(1.23)		96
7.70	(33.05)	1,225,024	(0.78)		(0.78)		1.02		1.02		(0.10)		(0.06)		(0.06)		96
7.67	(33.13)	95,825	(0.63)		(0.63)		1.17		1.17		(0.32)		(0.28)		(0.28)		96
7.56	(33.50)	1,376	(0.11)		(0.11)		1.69		1.69		1.97		2.01		2.01		96
11.98	15.59	513,722	3.57		3.57		1.46		1.46		(0.56)		(0.61)		(0.61)		25
11.83	14.61	241,841	4.32		4.32		2.21		2.21		(1.19)		(1.24)		(1.24)		25
12.06	15.91	1,613,322	3.17		3.17		1.06		1.06		(0.06)		(0.11)		(0.11)		25
12.04	15.73	178,966	3.32		3.32		1.21		1.21		(0.10)		(0.15)		(0.15)		25
11.93	15.23	96	3.82		3.84		1.71		1.73		(0.89)		(0.93)		(0.95)		25

10.81	12.12	51,363	9.36	(g)	9.71	(g)	1.51	(g)	1.86	(g)	(1.00	)(g)	(1.23	)(g)	(1.63	)(g)	96
10.76	11.71	20,112	10.11	(g)	10.45	(g)	2.26	(g)	2.60	(g)	(0.90	)(g)	(1.14	)(g)	(1.54	)(g)	96
10.84	12.53	206,886	8.95	(g)	9.50	(g)	1.11	(g)	1.66	(g)	(0.17	)(g)	(0.40	)(g)	(1.03	)(g)	96
10.83	12.42	12,229	9.11	(g)	9.49	(g)	1.26	(g)	1.64	(g)	(0.72	)(g)	(0.96	)(g)	(1.39	)(g)	96
10.79	12.02	32	9.59	(g)	10.13	(g)	1.75	(g)	2.29	(g)	(0.86	)(g)	(1.09	)(g)	(1.71	)(g)	96

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements

November 30, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering five classes of shares — Class A, Class C, Class IR, Class R and Institutional Shares. Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (“Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Distributions to Shareholders — Over the long term, the Fund makes distributions to its shareholders each fiscal quarter at a rate that is approximately equal to the distributions the Fund receives from the MLPs and other securities in which it invests. To permit the Fund to maintain more stable quarterly distributions, the distribution for any particular quarterly period may be more or less than the amount of total investment income actually earned by the Fund. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. These differences are primarily related to differing treatment items for GAAP and

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

tax purposes such as the timing of income recognized from underlying investments, tax character of income recognized, and amounts and timing of recognition of gains and losses on investments.

E.  Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income.

The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Private Investments in Public Equities — Private investments in public equities (“PIPEs”) are valued the same as other equity securities as noted above. A Liquidity Value Adjustment (LVA) may be applied to securities which are subject to externally imposed and legally enforceable trading restrictions or which convert to publicly traded securities in the future when certain conditions are met. An LVA is a discount to the market price of an issuer’s common stock, which is based on the length of the lock-up time period and volatility of the underlying security. PIPEs are classified as Level 2 until such time as the transfer restriction is removed.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of November 30, 2016:

MLP Energy Infrastructure

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
North America	$2,394,222,473	$4,707,266	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedule of Investments.

4. TAXATION

Currently, the highest marginal federal income tax rate for a corporation is 35%. The Fund may also be subject to a 20% alternative minimum tax to the extent that its alternative minimum tax exceeds its regular federal income tax. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. Goldman Sachs MLP Energy Infrastructure Fund re-evaluated its blended rate, decreasing the rate from 2.01% to 1.80%, net of federal benefit, due to anticipated state apportionment of income and gains.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2016

4. TAXATION (continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Application of statutory income tax rate	$92,282,063	35.00%
State income taxes, net of federal benefit	4,745,935	1.80
Change in estimated state tax rate, net of federal tax (benefit)/expense	1,868,342	0.71
Effect of permanent differences	(2,258,844)	(0.86)
Tax Credit adjustments	143,682	0.05
Tax provision to tax return and other adjustments	(3,899,371)	(1.47)
Valuation allowance	(92,881,807)	(35.23)
Total current and deferred income tax expense/(benefit), net	$—	0.00%

At November 30, 2016, components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net operating loss carryforward	$26,327,245
Capital loss carryforward (tax basis)	247,421,413
Other	515,089
Valuation Allowance	(207,044,025)
Total Deferred Tax Assets	$67,219,732
Deferred tax liabilities:
Net Unrealized gain on investment securities	$(61,266,478)
Book vs tax partnership income to be recognized	(5,953,254)
Total Deferred Tax Liabilities	$(67,219,732)

At November 30, 2016 Goldman Sachs MLP Energy Infrastructure Fund had net operating loss carryforwards, which may be carried forward for 20 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2016	$71,541,427	November 30, 2036

At November 30, 2016 Goldman Sachs MLP Energy Infrastructure Fund had capital loss carryforwards, which may be carried forward for 5 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$442,701,131	November 30, 2020
November 30, 2016	229,639,666	November 30, 2021

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of its analysis of the recoverability of its deferred tax assets, the Fund recorded $207,044,025 of valuation allowances as of November 30, 2016.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

4. TAXATION (continued)

For the fiscal year ended November 30, 2016, components of the Fund’s current and deferred tax benefit are as follows:

	Current	Deferred	Total
Federal	$—	$86,750,518	$86,750,518
State	—	6,131,289	6,131,289
Valuation allowance	—	(92,881,807)	(92,881,807)
Total	$—	$—	$—

At November 30, 2016, gross unrealized appreciation and depreciation of investments, based on cost, for federal income tax purposes was as follows:

Tax Cost	$2,216,145,918
Gross unrealized gain	429,677,443
Gross unrealized loss	(246,893,622)
Net unrealized security gain	$182,783,821

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences related to the tax treatment of partnership investments.

For the fiscal year ended November 30, 2016, the Fund distributions are estimated to be comprised of 100% from return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2017. All tax years since inception remain open for examination by U.S. and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended November 30, 2016, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate^
1.00%	0.90%	0.86%	0.84%	0.82%	0.94%	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. The management fee waiver will remain in effect through at least March 30, 2017. Prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.

The Goldman Sachs MLP Energy Infrastructure Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended November 30, 2016, GSAM waived $42,376 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended November 30, 2016, Goldman Sachs advised that it retained $133,090 and $6, respectively.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

assets for the Fund is 0.064%. These Other Expense limitations will remain in place through at least March 30, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. There were no such reimbursements for the fiscal year ended November 30, 2016.

F.  Other Transactions with Affiliates — For the fiscal year ended November 30, 2016, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Fund.

An investment by the Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment in shares of issuers of which the Fund is an affiliate for the fiscal year ended November 30, 2016:

Name of Affiliated Issuer	Market Value 11/30/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 11/30/16	Dividend Income
Noble Midstream Partners LP	$—	$29,688,987	$(10,748,558)	$2,014,459	$5,031,850	$25,986,738	$—
Tallgrass Energy GP LP*	$64,161,586	$502,557	$(40,316,200)	$(42,263,856)	$17,915,913	$—	$274,607
TOTAL	$64,161,586	$30,191,544	$(51,064,758)	$(40,249,397)	$22,947,763	$25,986,738	$274,607

*	Security held was no longer affiliated as of November 30, 2016.

The table below shows the transactions in and earnings from investments in this affiliated Fund for the fiscal year ended November 30, 2016:

Underlying Fund	Market Value 11/30/15	Purchases at Cost	Proceeds from Sales	Market Value 11/30/16	Dividend Income
Goldman Sachs Financial Square Government Fund	$106,636,227	$695,482,882	$(802,119,109)	$—	$57,578

G.  Line of Credit Facility — As of November 30, 2016, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2016, the Fund did not have any borrowings under the facility.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2016, were $2,676,715,189 and $2,142,321,213, respectively.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2016

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

7. OTHER RISKS (continued)

conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Fund may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Fund to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Sector Risk — The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2016

7. OTHER RISKS (continued)

amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP Energy Infrastructure Fund
	For the Fiscal Year Ended November 30, 2016		For the Fiscal Year Ended November 30, 2015
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	19,831,193	$138,725,890	21,852,674	$221,424,946
Reinvestment of distributions	2,508,169	18,138,256	1,975,071	20,364,761
Shares redeemed	(24,031,529)	(172,858,795)	(28,289,890)	(279,867,299)
	(1,692,167)	(15,994,649)	(4,462,145)	(38,077,592)
Class C Shares
Shares sold	5,735,999	39,814,307	9,245,421	94,117,514
Reinvestment of distributions	1,512,334	10,682,294	1,120,758	11,284,406
Shares redeemed	(8,208,192)	(57,489,914)	(7,562,485)	(72,504,770)
	(959,859)	(6,993,313)	2,803,694	32,897,150
Institutional Shares
Shares sold	166,878,279	1,185,623,216	129,931,606	1,277,979,940
Reinvestment of distributions	12,801,180	94,697,321	6,749,132	69,390,874
Shares redeemed	(110,314,380)	(783,903,272)	(111,435,341)	(1,094,922,646)
	69,365,079	496,417,265	25,245,397	252,448,168
Class IR Shares
Shares sold	10,227,684	75,398,221	9,610,332	95,366,087
Reinvestment of distributions	885,856	6,501,381	621,388	6,423,648
Shares redeemed	(8,330,386)	(59,853,292)	(12,616,247)	(127,681,071)
	2,783,154	22,046,310	(2,384,527)	(25,891,336)
Class R Shares
Shares sold	98,214	654,238	194,341	1,580,618
Reinvestment of distributions	15,756	113,559	2,943	26,341
Shares redeemed	(36,480)	(267,378)	(23,266)	(190,802)
	77,490	500,419	174,018	1,416,157
NET INCREASE	69,573,697	$495,976,032	21,376,437	$222,792,547

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs MLP Energy Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”), a fund of the Goldman Sachs Trust, at November 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 20, 2017

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Fund Expenses — Six Month Period Ended November 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, and Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 through November 30, 2016, which represents a period of 183 days in a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MLP Energy Infrastructure Fund
Share Class	Beginning Account Value 6/1/16	Ending Account Value 11/30/16		Expenses Paid for the 6 months ended 11/30/16*
Class A
Actual	$1,000.00	$1,067.10		$7.49
Hypothetical 5% return	1,000.00	1,017.75	+	7.31
Class C
Actual	1,000.00	1,063.30		11.35
Hypothetical 5% return	1,000.00	1,014.00	+	11.08
Institutional
Actual	1,000.00	1,070.10		5.43
Hypothetical 5% return	1,000.00	1,019.75	+	5.30
Class IR
Actual	1,000.00	1,069.10		6.21
Hypothetical 5% return	1,000.00	1,019.00	+	6.06
Class R
Actual	1,000.00	1,067.70		8.79
Hypothetical 5% return	1,000.00	1,016.50	+	8.57

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
MLP Energy Infrastructure+	1.45%	2.20%	1.05%	1.20%	1.70%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2016. The information on the Fund’s investment performance was provided for the one- and three-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one- and three-year periods and had outperformed the Fund’s benchmark index for the three-year period and underperformed the Fund’s benchmark index for the one-year period ended March 31, 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2015 and 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	1.00%
Next $1 billion	0.90
Next $3 billion	0.86
Next $3 billion	0.84
Over $8 billion	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2017.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2016. Alan A. Shuch served as Trustee until his retirement from the board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2016, Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of November 30, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[5]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund[6]
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund[7]
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Goldman Sachs does not provide accounting, tax or legal advice. Please see additional disclosures at the end of this presentation.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of November 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 77974-TMPL-01/2017 MLPEIAR-17 / 32K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2016	2015	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$3,677,745	$3,563,029	Financial Statement audits.
Audit-Related Fees:
• PwC	$220,875	$138,000	Other attest services.
Tax Fees:
• PwC	$888,205	$900,314	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2016	2015	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,653,616	$1,653,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended November 30, 2016 and November 30, 2015 were $1,109,080 and $1,038,314 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2015 and December 31, 2014 were approximately $14.4 million and $10.2 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2016. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2015 and 2014 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 31, 2017

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	January 31, 2017